                                    UNITED STATES
                           SECURITY AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported) September 4, 1996




                                 SARA LEE CORPORATION
                   ------------------------------------------------
                  (Exact name of registrant as specified in charter)


          MARYLAND                   1-3344                 36-2089049
 ---------------------------     ---------------       ---------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
     of incorporation)            File Number)        Identification Number)



    Suite 4600, Three First National Plaza, Chicago, Illinois   60602-4260
    ----------------------------------------------------------  ----------
    (Address of principal executive offices)                    (Zip Code)


          Registrant's telephone number, including area code:  312/726-2600
                                                              -------------



                             This document has 19 pages.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


    FINANCIAL STATEMENTS
    Report of Independent Public Accountants                         F-1

    Consolidated Statements of Income -- Years ended
    July 2, 1994, July 1, 1995 and June 29, 1996                     F-2

    Consolidated Balance Sheets -- July 2, 1994,
    July 1, 1995 and June 29, 1996                                   F-3

    Consolidated Statements of Common Stockholders' Equity --
    Balances at July 2, 1994, July 1, 1995 and June 29, 1996         F-5

    Consolidated Statements of Cash Flows -- Years ended
    July 2, 1994, July 1, 1995 and June 29, 1996                     F-6

    Notes to Financial Statements                                    F-7

(c) Exhibits
    (23)  Consent of Arthur Andersen LLP

                                      SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SARA LEE CORPORATION
                                            --------------------
                                                (Registrant)


September 4, 1996                           By:  /s/ Wayne R. Szypulski
                                                ---------------------------
                                                Wayne R. Szypulski
                                                Vice President - Controller

SARA LEE CORPORATION AND SUBSIDIARIES

REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SARA LEE CORPORATION:

We have audited the accompanying consolidated balance sheets of SARA LEE CORPORATION (a Maryland corporation) AND SUBSIDIARIES as of June 29, 1996, July 1, 1995, and July 2, 1994, and the related consolidated statements of income, common stockholders' equity, and cash flows for each of the three years in the period ended June 29, 1996. These consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sara Lee Corporation and Subsidiaries as of June 29, 1996, July 1, 1995, and July 2, 1994, and the results of their operations and their cash flows for each of the three years in the period ended June 29, 1996, in conformity with generally accepted accounting principles.

    As explained in the Notes to Financial Statements, the Corporation adopted the requirements of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," effective July 4, 1993.


Arthur Andersen LLP
Chicago, Illinois,
July 29, 1996.

                                         SARA LEE CORPORATION AND SUBSIDIAIRIES


CONSOLIDATED STATEMENTS OF INCOME

- -----------------------------------------------------------------------------------------------------
                                                                          Years ended
                                                        ---------------------------------------------
(in millions except per share data)                     June 29, 1996   July 1, 1995   July 2, 1994
- -----------------------------------------------------------------------------------------------------
NET SALES. . . . . . . . . . . . . . . . . . . . . . .     $18,624        $17,719        $15,536
                                                        ---------------------------------------------
Cost of sales. . . . . . . . . . . . . . . . . . . . .      11,470         11,023          9,700

Selling, general and administrative expenses . . . . .       5,603          5,292          4,570

Interest expense . . . . . . . . . . . . . . . . . . .         228            243            188

Interest income. . . . . . . . . . . . . . . . . . . .         (55)           (58)           (43)

Restructuring provision. . . . . . . . . . . . . . . .          --             --            732
                                                        ---------------------------------------------
                                                            17,246         16,500         15,147
                                                        ---------------------------------------------
Income before income taxes . . . . . . . . . . . . . .       1,378          1,219            389

Income taxes . . . . . . . . . . . . . . . . . . . . .         462            415            155
                                                        ---------------------------------------------

NET INCOME BEFORE ACCOUNTING CHANGE. . . . . . . . . .         916            804            234

Cumulative effect of accounting change . . . . . . . .          --             --            (35)
                                                        ---------------------------------------------

NET INCOME . . . . . . . . . . . . . . . . . . . . . .         916            804            199

Preferred dividends, net of tax. . . . . . . . . . . .         (27)           (28)           (24)
                                                        ---------------------------------------------
Net income available for common stockholders . . . . .     $   889        $   776        $   175
                                                        ---------------------------------------------
                                                        ---------------------------------------------
NET INCOME PER COMMON SHARE-PRIMARY

  Before cumulative effect of accounting change. . . .     $  1.83        $  1.62        $   .44

  Cumulative effect of accounting change . . . . . . .          --             --           (.07)
                                                        ---------------------------------------------
                                                           $  1.83        $  1.62        $   .37
                                                        ---------------------------------------------
                                                        ---------------------------------------------
  Average shares outstanding . . . . . . . . . . . . .         485            480            480
                                                        ---------------------------------------------
                                                        ---------------------------------------------
NET INCOME PER COMMON SHARE-FULLY DILUTED

  Before cumulative effect of accounting change. . . .     $  1.78        $  1.57        $   .43

  Cumulative effect of accounting change . . . . . . .          --             --           (.07)
                                                        ---------------------------------------------
                                                           $  1.78        $  1.57        $   .36
                                                        ---------------------------------------------
                                                        ---------------------------------------------
  Average shares outstanding . . . . . . . . . . . . .         504            499            498
                                                        ---------------------------------------------
                                                        ---------------------------------------------
- -----------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

SARA LEE CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS


- -------------------------------------------------------------------------------------------------------------------
(dollars in millions except share data)                                 June 29, 1996  July 1, 1995   July 2, 1994
- -------------------------------------------------------------------------------------------------------------------
ASSETS

Cash and equivalents . . . . . . . . . . . . . . . . . . . . . . . .         $   243        $   202        $   189

Trade accounts receivable, less allowances of $197 in 1996,
  $192 in 1995 and $164 in 1994. . . . . . . . . . . . . . . . . . .           1,728          1,653          1,472

Inventories
  Finished goods . . . . . . . . . . . . . . . . . . . . . . . . . .           1,802          1,782          1,603
  Work in process. . . . . . . . . . . . . . . . . . . . . . . . . .             381            423            361
  Materials and supplies . . . . . . . . . . . . . . . . . . . . . .             624            625            603
                                                                        -------------------------------------------
                                                                               2,807          2,830          2,567

Other current assets . . . . . . . . . . . . . . . . . . . . . . . .             303            243            241
                                                                        -------------------------------------------

Total current assets . . . . . . . . . . . . . . . . . . . . . . . .           5,081          4,928          4,469
                                                                        -------------------------------------------

Trademarks and other assets. . . . . . . . . . . . . . . . . . . . .             636            615            634

Property
  Land . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             132            136            131
  Buildings and improvements . . . . . . . . . . . . . . . . . . . .           1,924          1,879          1,746
  Machinery and equipment. . . . . . . . . . . . . . . . . . . . . .           3,657          3,462          3,077
  Construction in progress . . . . . . . . . . . . . . . . . . . . .             263            206            283
                                                                        -------------------------------------------
                                                                               5,976          5,683          5,237
  Accumulated depreciation . . . . . . . . . . . . . . . . . . . . .           2,969          2,719          2,337
                                                                        -------------------------------------------
Property, net. . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,007          2,964          2,900

Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . .           3,878          3,924          3,662
                                                                        -------------------------------------------
                                                                             $12,602        $12,431        $11,665
- -------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of these balance sheets.

                                         SARA LEE CORPORATION AND SUBSIDIARIES



- -------------------------------------------------------------------------------------------------------------------
                                                                       June 29, 1996   July 1, 1995   July 2, 1994
- -------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Notes payable. . . . . . . . . . . . . . . . . . . . . . . . . . . .         $   319        $   559        $ 1,281
Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . .           1,592          1,436          1,253
Accrued liabilities
  Payroll and employee benefits. . . . . . . . . . . . . . . . . . .             702            693            668
  Advertising and promotion. . . . . . . . . . . . . . . . . . . . .             290            278            313
  Taxes other than payroll and income. . . . . . . . . . . . . . . .             207            218            206
  Income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . .             101             66             13
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,296          1,373          1,103
Current maturities of long-term debt . . . . . . . . . . . . . . . .             135            221             82
                                                                        -------------------------------------------
Total current liabilities. . . . . . . . . . . . . . . . . . . . . .           4,642          4,844          4,919
                                                                        -------------------------------------------

Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,842          1,817          1,496
Deferred income taxes. . . . . . . . . . . . . . . . . . . . . . . .             333            273            290
Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . .             604            705            783
Minority interest in subsidiaries. . . . . . . . . . . . . . . . . .             523            519            520

Preferred stock (authorized 13,500,000 shares; no par value)
   Auction: Issued and outstanding-3,000 shares; redeemable at
     $100,000 per share. . . . . . . . . . . . . . . . . . . . . . .             300            300            300
   ESOP convertible: Issued and outstanding-4,468,303 shares in
   1996, 4,570,153 shares in 1995 and 4,678,857 shares in 1994 . . .             324            331            339
   Unearned deferred compensation. . . . . . . . . . . . . . . . . .            (286)          (297)          (308)

Common stockholders' equity
  Common stock: (authorized 600,000,000 shares; $1.33 1/3 par value)
    Issued and outstanding-485,054,554 shares in 1996,
    480,656,301 shares in 1995 and 480,765,240 shares in 1994. . . .             646            640            641
  Capital surplus. . . . . . . . . . . . . . . . . . . . . . . . . .             141             67             76
  Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . .           3,783          3,252          2,799
  Translation adjustments. . . . . . . . . . . . . . . . . . . . . .            (227)             3           (170)
  Unearned restricted stock issued for future services . . . . . . .             (23)           (23)           (20)
                                                                        -------------------------------------------
Total common stockholders' equity. . . . . . . . . . . . . . . . . .           4,320          3,939          3,326
                                                                        -------------------------------------------
                                                                              $12,602       $12,431        $11,665
- -------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------


SARA LEE CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMMON STOCKHOLDERS' EQUITY

- ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Unearned
                                                                 Common     Capital    Retained   Translation   Restricted
(dollars in millions except share data)               Total       Stock     Surplus    Earnings   Adjustments        Stock
- ---------------------------------------------------------------------------------------------------------------------------
BALANCES AT JULY 3, 1993 . . . . . . . . . . . . . . $3,551        $647        $ 66      $3,056         $(194)        $(24)
Net income . . . . . . . . . . . . . . . . . . . . .    199          --          --         199            --           --
Cash dividends
  Common ($.625 per share) . . . . . . . . . . . . .   (298)         --          --        (298)           --           --
  Auction preferred ($2,732.33 per share). . . . . .     (8)         --          --          (8)           --           --
  ESOP convertible preferred ($5.4375 per share) . .    (26)         --          --         (26)           --           --
Stock issuances
  Stock option and benefit plans . . . . . . . . . .     69           6          63          --            --           --
  Restricted stock, less amortization of $4. . . . .      4          --           2          --            --            2
Reacquired shares. . . . . . . . . . . . . . . . . .   (224)        (12)        (82)       (130)           --           --
Translation adjustments. . . . . . . . . . . . . . .     24          --          --          --            24           --
ESOP tax benefit . . . . . . . . . . . . . . . . . .     10          --          --          10            --           --
Other. . . . . . . . . . . . . . . . . . . . . . . .     25          --          27          (4)           --            2
- ---------------------------------------------------------------------------------------------------------------------------
BALANCES AT JULY 2, 1994 . . . . . . . . . . . . . .  3,326         641          76       2,799          (170)         (20)
Net income . . . . . . . . . . . . . . . . . . . . .    804          --          --         804            --           --
Cash dividends
  Common ($.67 per share). . . . . . . . . . . . . .   (320)         --          --        (320)           --           --
  Auction preferred ($4,188.00 per share). . . . . .    (13)         --          --         (13)           --           --
  ESOP convertible preferred ($5.4375 per share) . .    (25)         --          --         (25)           --           --
Stock issuances
  Stock option and benefit plans . . . . . . . . . .     57           4          53          --            --           --
  Restricted stock, less amortization of $7. . . . .      7          --          13          --            --           (6)
Reacquired shares. . . . . . . . . . . . . . . . . .    (93)         (5)        (88)         --            --           --
Translation adjustments. . . . . . . . . . . . . . .    173          --          --          --           173           --
ESOP tax benefit . . . . . . . . . . . . . . . . . .     10          --          --          10            --           --
Other. . . . . . . . . . . . . . . . . . . . . . . .     13          --          13          (3)           --            3
- ---------------------------------------------------------------------------------------------------------------------------
BALANCES AT JULY 1, 1995 . . . . . . . . . . . . . .  3,939         640          67       3,252             3          (23)
Net income . . . . . . . . . . . . . . . . . . . . .    916          --          --         916            --           --
Cash dividends
  Common ($.74 per share). . . . . . . . . . . . . .   (358)         --          --        (358)           --           --
  Auction preferred ($4,219.00 per share). . . . . .    (13)         --          --         (13)           --           --
  ESOP convertible preferred ($5.4375 per share) . .    (24)         --          --         (24)           --           --
Stock issuances
  Business acquisitions. . . . . . . . . . . . . . .     55           3          52          --            --           --
  Stock option and benefit plans . . . . . . . . . .     93           6          87          --            --           --
  Restricted stock, less amortization of $13 . . . .     13           1          17          --            --           (5)
Reacquired shares. . . . . . . . . . . . . . . . . .   (103)         (4)        (99)         --            --           --
Translation adjustments. . . . . . . . . . . . . . .   (230)         --          --          --          (230)          --
ESOP tax benefit . . . . . . . . . . . . . . . . . .     10          --          --          10            --           --
ESOP share redemption. . . . . . . . . . . . . . . .      7          --           7          --            --           --
Other. . . . . . . . . . . . . . . . . . . . . . . .     15          --          10          --            --            5
- ---------------------------------------------------------------------------------------------------------------------------
BALANCES AT JUNE 29, 1996. . . . . . . . . . . . . . $4,320        $646        $141      $3,783         $(227)        $(23)
- ---------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

                                           SARA LEE CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS


- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Years ended
                                                                                    ----------------------------------------------
(dollars in millions)                                                               June 29, 1996    July 1, 1995   July 2, 1994
- ----------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $916            $804            $199
Adjustments for noncash charges included in net income
  Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           454             436             414
  Amortization of intangibles. . . . . . . . . . . . . . . . . . . . . . . . . . .           180             170             154
  Restructuring provision. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --              --             732
  Cumulative effect of accounting change . . . . . . . . . . . . . . . . . . . . .            --              --              35
  Increase (decrease) in deferred taxes. . . . . . . . . . . . . . . . . . . . . .            31              88            (222)
  Other noncash credits, net . . . . . . . . . . . . . . . . . . . . . . . . . . .           (77)           (118)           (109)
  Changes in current assets and liabilities, net of businesses acquired and sold
     (Increase) in trade accounts receivable . . . . . . . . . . . . . . . . . . .          (138)            (38)           (162)
     (Increase) in inventories . . . . . . . . . . . . . . . . . . . . . . . . . .           (83)           (138)           (224)
     (Increase) decrease in other current assets . . . . . . . . . . . . . . . . .           (63)             18             (29)
     Increase in accounts payable. . . . . . . . . . . . . . . . . . . . . . . . .            95              81              20
     (Decrease) increase in accrued liabilities. . . . . . . . . . . . . . . . . .           (11)             70              31
                                                                                          ----------------------------------------
  Net cash from operating activities . . . . . . . . . . . . . . . . . . . . . . .         1,304           1,373             839
                                                                                          ----------------------------------------

INVESTMENT ACTIVITIES
Purchases of property and equipment. . . . . . . . . . . . . . . . . . . . . . . .          (542)           (480)           (628)
Acquisitions of businesses . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (216)           (168)           (412)
Dispositions of businesses . . . . . . . . . . . . . . . . . . . . . . . . . . . .            12              12              --
Sales of property. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            49              73              49
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4              46              54
                                                                                          ----------------------------------------
  Net cash used in investment activities . . . . . . . . . . . . . . . . . . . . .          (693)           (517)           (937)
                                                                                          ----------------------------------------

FINANCING ACTIVITIES
Issuances of common stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            93              57              69
Purchases of common stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (103)            (93)           (224)
Redemption of preferred stock. . . . . . . . . . . . . . . . . . . . . . . . . . .            --              --             (30)
Issuance of equity securities by subsidiary. . . . . . . . . . . . . . . . . . . .            --              --             200
Borrowings of long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . .           354             573             385
Repayments of long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . .          (369)           (289)           (438)
Short-term (repayments) borrowings, net. . . . . . . . . . . . . . . . . . . . . .          (135)           (743)            328
Payments of dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (395)           (358)           (332)
                                                                                          ----------------------------------------
  Net cash used in financing activities. . . . . . . . . . . . . . . . . . . . . .          (555)           (853)            (42)
                                                                                          ----------------------------------------
Effect of changes in foreign exchange rates on cash. . . . . . . . . . . . . . . .           (15)             10               4
                                                                                          ----------------------------------------
Increase (decrease) in cash and equivalents. . . . . . . . . . . . . . . . . . . .            41              13            (136)
Cash and equivalents at beginning of year. . . . . . . . . . . . . . . . . . . . .           202             189             325
                                                                                          ----------------------------------------
Cash and equivalents at end of year. . . . . . . . . . . . . . . . . . . . . . . .          $243            $202            $189
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

SARA LEE CORPORATION AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS
(dollars in millions except per share data)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
PREPARATION OF FINANCIAL STATEMENTS The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONSOLIDATION The consolidated financial statements include all majority-owned subsidiaries. All significant intercompany transactions of consolidated subsidiaries are eliminated. Acquisitions recorded as purchases are included in the income statement from the date of acquisition.

FISCAL YEAR  The corporation's fiscal year ends on the Saturday closest to June
30. Unless otherwise stated, references to years relate to 52-week fiscal years.

INTANGIBLE ASSETS The excess of cost over the fair market value of tangible net assets and trademarks of acquired businesses is amortized on a straight-line basis over the periods of expected benefit, which range from 10 years to 40 years. Accumulated amortization of intangible assets amounted to $811 at June 29, 1996, $710 at July 1, 1995 and $572 at July 2, 1994.
    Subsequent to its acquisition, the corporation continually evaluates whether later events and circumstances have occurred that indicate the remaining estimated useful life of an intangible asset may warrant revision or that the remaining balance of an intangible asset may not be recoverable. When factors indicate that an intangible asset should be evaluated for possible impairment, the corporation uses an estimate of the related business' undiscounted future cash flows over the remaining life of the asset in measuring whether the intangible asset is recoverable.

INVENTORY VALUATION Inventories are valued at the lower of cost (in 1996, approximately 30% at last-in, first-out [LIFO] and the remainder at first-in, first-out [FIFO]) or market. Inventories recorded at LIFO were approximately $36 at June 29, 1996, $18 at July 1, 1995 and $24 at July 2, 1994, lower than if they had been valued at FIFO. Inventory cost includes material and conversion costs.

PROPERTY Property is stated at cost, and depreciation is computed using principally the straight-line method at annual rates of 2% to 20% for buildings and improvements, and 4% to 33% for machinery and equipment. Additions and improvements that substantially extend the useful life of a particular asset and interest costs incurred during the construction period of major properties are capitalized. Repair and maintenance costs are charged to expense. Upon sale, the cost and related accumulated depreciation are removed from the accounts.

FOREIGN OPERATIONS Foreign currency-denominated assets and liabilities are translated into U.S. dollars at the exchange rates existing at the balance sheet date. Translation adjustments resulting from fluctuations in the exchange rates are recorded as a separate component of common stockholders' equity. Income and expense items are translated at the average exchange rates during the respective periods.

FINANCIAL INSTRUMENTS The corporation uses financial instruments in its management of foreign currency and interest rate exposures. Financial instruments are not held or issued for trading purposes. Non-U.S. dollar financing transactions generally are effective as hedges of long-term investments or intercompany loans in the corresponding currency. Foreign currency gains and losses on the hedges of long-term investments are recorded as foreign currency translation adjustments included in stockholders' equity. Gains and losses related to hedges of intercompany loans offset the gains and losses on intercompany loans and are recorded in net income. Interest rate exchange agreements are effective at modifying the corporation's interest rate exposures. Net interest is accrued as either interest receivable or payable with the off-set recorded in interest expense. The company also uses short-term forward exchange contracts for hedging purposes. Realized and unrealized gains and losses on these instruments are deferred and recorded in the carrying amount of the related hedged asset, liability or firm commitment.

NET INCOME PER COMMON SHARE Primary net income per common share is based on the average number of common shares outstanding and common share equivalents and net income reduced for preferred dividends, net of the tax benefits related to the ESOP convertible preferred stock dividends. The fully diluted net income per share calculation assumes conversion of the ESOP convertible preferred stock into common stock and further adjusts net income for the additional ESOP compensation expense, net of tax benefits, resulting from the assumed replacement of the ESOP convertible preferred stock dividends with common stock dividends.

                                         SARA LEE CORPORATION AND SUBSIDIARIES


STOCK-BASED COMPENSATION In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The corporation will continue to measure compensation cost using the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25.

INCOME TAXES Income taxes are provided on the income reported in the financial statements, regardless of when such taxes are payable. U.S. income taxes are provided on undistributed earnings of foreign subsidiaries that are intended to be remitted to the corporation. If the permanently reinvested earnings of foreign subsidiaries were remitted, the U.S. income taxes due under current tax law would not be material.

ADVERTISING The costs of advertising are generally expensed in the year in which the advertising first takes place.

COMMON STOCK
Under the corporation's stock option plans, executive employees may be granted options to purchase common stock at the market value on the date of grant. Under the corporation's nonqualified stock option plans, an active employee will receive a replacement stock option equal to the number of shares surrendered upon a stock-for-stock exercise. The exercise price of the replacement option will be 100% of the market value at the date of exercise of the original option and will remain exercisable for the remaining term of the original option.
    At June 29, 1996, 24,388,491 common shares were available for granting; options had been granted on 17,426,115 shares at prices ranging from $8.30 to $35.31 per share. During 1996, options on 7,658,091 shares were granted at prices ranging from $27.44 to $35.31; options for 5,733,231 shares were exercised at prices ranging from $8.30 to $31.94; and options for 445,889 shares expired or were canceled. Options exercisable at year-end were: 1996--8,961,360; 1995--10,111,475; and 1994--9,548,858.
    Employees may purchase up to twenty-five thousand dollars market value of common stock annually at 85% of the market value. At June 29, 1996, 8,278,065 shares of common stock were available for issuance under this stock purchase plan.
    The corporation has restricted stock plans that provide for awards of common stock to executive employees, subject to forfeiture if employment terminates prior to the end of prescribed periods. The market value of shares awarded under the plans is recorded as unearned compensation. The unearned amounts are amortized to compensation expense over the periods the restrictions lapse.
    Changes in outstanding common shares for the past three years were:

- --------------------------------------------------------------------------------
                                            1996           1995           1994
- --------------------------------------------------------------------------------
Beginning balances . . . . . . . .   480,656,301    480,765,240    485,378,368
Stock issuances
  Business acquisitions. . . . . .     2,566,912             --             --
  Stock option and
    benefit plans. . . . . . . . .     4,437,444      3,157,809      4,413,148
  Restricted stock plans . . . . .       394,300        367,650         87,000
Stock purchased/retired. . . . . .    (3,375,000)    (3,932,400)    (9,098,100)
ESOP share redemption. . . . . . .       456,414         60,030         59,101
Other. . . . . . . . . . . . . . .       (81,817)       237,972        (74,277)
                                     ------------------------------------------
Ending balances. . . . . . . . . .   485,054,554    480,656,301    480,765,240
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
PREFERRED STOCK

Six series of 500 shares each of nonvoting auction preferred stock are outstanding. Dividends are cumulative and are determined every 49 days through specific auction procedures.
  The convertible preferred stock sold to the corporation's Employee Stock Ownership Plan (ESOP) is redeemable at the option of the corporation at any time after December 15, 2001. Each share is currently convertible into four shares of the corporation's common stock and is entitled to 5.133 votes. This stock has a 7.5% annual dividend rate, payable semiannually, and has a liquidation value of $72.50 plus accrued but unpaid dividends. The purchase of the preferred stock by the ESOP was funded with notes guaranteed by the corporation. The loan is included in long-term debt and is offset in the corporation's Consolidated Balance Sheets under the caption Unearned Deferred Compensation. Each year, the corporation makes contributions that, with the dividends on the preferred stock held by the ESOP, will be used to pay loan interest and principal. Shares are allocated to participants based upon the ratio of the current year's debt service to the sum of the total principal and interest payments over the life of the loan. Plan expense is recognized in accordance with methods prescribed by the FASB.
  ESOP-related expenses amounted to $13 in 1996, $12 in 1995 and $11 in 1994. Payments to the ESOP were $41 in 1996, and $38 in 1995 and 1994. Principal and interest payments by the ESOP amounted to $16 and $25 in 1996, $12 and $26 in 1995, and $11 and $27 in 1994.

SARA LEE CORPORATION AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS
(dollars in millions except per share data)

  The corporation has a Preferred Stock Purchase Rights Plan. The Rights are exercisable 10 days after certain events involving the acquisition of 20% or more of the corporation's outstanding common stock or the commencement of a tender or exchange offer for at least 25% of the common stock. Upon the occurrence of such an event, each Right, unless redeemed by the board of directors, entitles the holder to receive common stock equal to twice the exercise price of the Right. The exercise price is $140 multiplied by the number of preferred shares held. There are 3,000,000 shares of preferred stock reserved for issuance upon exercise of the Rights.
  The corporation redeemed for cash its cumulative convertible adjustable preferred stock on July 26, 1993 for $30.

MINORITY INTEREST IN SUBSIDIARIES
Minority interest in subsidiaries primarily consists of preferred equity securities issued by subsidiaries of the corporation. No gain or loss was recognized as a result of the issuance of these securities and the corporation owned substantially all of the voting equity of the subsidiaries both before and after the transactions.

  In 1994, a domestic subsidiary of the corporation issued $200 of preferred equity securities. The securities provide the holder a rate of return based upon a specified inter-bank borrowing rate, are redeemable in 1998 and may be called at any time by the subsidiary. The subsidiary has the option of redeeming the securities with either cash, debt or equity of the corporation. The subsidiary used the cash proceeds received to purchase the common stock of the corporation on the open market.
  Minority interest in subsidiaries also includes $295 of preferred equity securities issued by a wholly owned foreign subsidiary of the corporation. The securities provide a rate of return based upon specified inter-bank borrowing rates. The securities are redeemable in 1997 in exchange for common shares of the issuer, which may then be put to the corporation for preferred stock. The subsidiary may call the securities at any time.

ACQUISITIONS AND DIVESTMENTS
During 1996, the corporation acquired several companies for an aggregate purchase price of $216 in cash. The principal acquisition was the European skin care and sweetener businesses of Bayer AG. Subsequent to the close of 1996, the corporation acquired Aoste, a European manufacturer of processed meat products, for $500 in cash.
  During 1995, the corporation acquired several companies for an aggregate purchase price of $168 in cash. The principal acquisition was the Imperial Meats Group, a European manufacturer and distributor of processed meats. Also during 1995, the corporation acquired the remaining outstanding shares of Consolidated Foodservice Companies, a domestic foodservice distribution business. Common stock having a value of $55 was issued in July 1995 as consideration for the Consolidated Foodservice Companies acquisition.
  During 1994, the corporation acquired several companies for an aggregate purchase price of $412 in cash. The principal acquisitions were the European personal care businesses of SmithKline Beecham; Kiwi Brands (Pty.) Ltd. and subsidiaries, a group of South African companies that manufacture and market personal care products and hosiery; and Maglificio Bellia S.p.A., a manufacturer and marketer of intimate apparel in Italy.
  No material divestments were made during the last three years.

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
INTEREST RATE AND CURRENCY SWAPS To manage interest rate and foreign exchange risk and to lower its cost of borrowing, the corporation has entered into interest rate and currency swaps. The currency swaps effectively hedge long-term Dutch guilder- and Swiss franc-denominated investments and French franc-denominated intercompany loans. The weighted average maturities of interest rate and currency swaps as of June 29, 1996 were 11.2 years and 3.4 years, respectively.

- --------------------------------------------------------------------------------
                                                              Weighted Average
                                                              Interest Rates(2)
                                                              ----------------
                                              Notional
                                              Principal(1)     Receive    Pay
- --------------------------------------------------------------------------------
INTEREST RATE SWAPS
1996 Receive fixed-pay variable. . . . . . .     $  25         7.1%      5.3%
1995 Receive variable-pay fixed. . . . . . .       200         6.1       5.7
  Receive fixed-pay variable . . . . . . . .        45         7.6       5.9
1994 Receive variable-pay fixed. . . . . . .       150         4.3       8.8

CURRENCY SWAPS
1996 Receive fixed-pay fixed . . . . . . . .     $  85         8.0%      5.8%
1995 Receive variable-pay fixed. . . . . . .       175         6.4       7.3
    Receive fixed-pay fixed. . . . . . . . .       194         6.4       6.6
    Receive variable-pay variable. . . . . .       320         7.9       6.9
1994 Receive variable-pay fixed. . . . . . .       175         4.1       7.3
    Receive fixed-pay fixed. . . . . . . . .        90         5.1       7.3
    Receive variable-pay variable. . . . . .       281         6.6       6.2
                                                 ----------------------------
                                                 ----------------------------

(1) The notional principal is the amount used for the calculation of interest payments which are exchanged over the life of the swap transaction and is equal to the amount of foreign currency or dollar principal exchanged at maturity.

(2) The weighted average interest rates are as of the respective balance sheet dates.

                                           SARA LEE CORPORATION AND SUBSIDIARIES

  The corporation has entered into an interest rate collar to hedge fluctuations in Dutch interest rates. The Dutch guilder-denominated collar has a notional principal of $117, a cap of 7.0% and a floor of 3.5%.

FORWARD EXCHANGE CONTRACTS The corporation uses forward exchange contracts to reduce the effect of fluctuating foreign currencies on short-term foreign currency-denominated intercompany transactions, firm third-party product sourcing commitments and other known foreign currency exposures.
  The table below summarizes by major currency the contractual amounts of the corporation's forward exchange contracts in U.S. dollars. The bought amounts represent the net U.S. dollar equivalent of commitments to purchase foreign currencies, and the sold amounts represent the net U.S. dollar equivalent of commitments to sell foreign currencies. The foreign currency amounts have been translated into a U.S. dollar equivalent value using the exchange rate at the reporting date. Forward exchange contracts mature at the anticipated cash requirement date of the hedged transaction, generally within one year.

- --------------------------------------------------------------------------------
                                                        Bought (Sold)
- --------------------------------------------------------------------------------
Foreign Currency                                  1996      1995      1994
- --------------------------------------------------------------------------------
French franc . . . . . . . . . . . . . . . .    $  125     $(352)    $(242)
Italian lira . . . . . . . . . . . . . . . .      (287)     (254)     (151)
Belgian franc. . . . . . . . . . . . . . . .       (74)     (230)      (52)
Dutch guilder. . . . . . . . . . . . . . . .      (194)     (236)       73
German mark. . . . . . . . . . . . . . . . .        50        36      (174)
Other. . . . . . . . . . . . . . . . . . . .      (229)     (139)     (223)
- --------------------------------------------------------------------------------

  At June 29, 1996, the deferred unrealized gains and losses on forward exchange contracts were not material to the financial position of the corporation.

CONCENTRATIONS OF CREDIT RISK A large number of major international financial institutions are counterparties to the corporation's financial instruments. The corporation enters into financial instrument agreements only with those counterparties meeting very stringent credit standards, limiting the amount of agreements or contracts it enters into with any one party and, where legally available, executing master netting agreements. These positions are continuously monitored. While the corporation may be exposed to credit losses in the event of nonperformance by these counterparties, it does not anticipate losses, because of these control procedures.
  Trade accounts receivable due from highly leveraged customers were $53 at June 29, 1996, $49 at July 1, 1995 and $52 at July 2, 1994. The financial position of these businesses has been considered in determining allowances for doubtful accounts.

GUARANTEES The corporation had third-party guarantees outstanding, aggregating approximately $29 at June 29, 1996, $31 at July 1, 1995 and $28 at July 2, 1994. These guarantees relate primarily to financial arrangements to support various suppliers of the corporation, and are secured by the inventory and fixed assets of suppliers.

FAIR VALUES The carrying amounts of cash and equivalents, trade receivables, notes payable, accounts payable, and auction preferred stock approximated fair value as of June 29, 1996, July 1, 1995 and July 2, 1994. The fair values of the remaining financial instruments recognized on the Consolidated Balance Sheets of the corporation at the respective year-end were:

- --------------------------------------------------------------------------------
                                                  1996      1995      1994
- --------------------------------------------------------------------------------
Long-term debt, including
  current portion. . . . . . . . . . . . . .    $1,993    $2,102    $1,549
ESOP convertible
  preferred stock. . . . . . . . . . . . . .       615       567       443
- --------------------------------------------------------------------------------

  The fair value of the corporation's long-term debt, including the current portion, is estimated using discounted cash flows based on the corporation's current incremental borrowing rates for similar types of borrowing arrangements. The fair value of the ESOP preferred shares is based upon the contracted conversion into the corporation's common stock.
  The fair value of the corporation's interest rate swaps, currency swaps, forward exchange contracts and interest rate collar approximate their carrying value in the financial statements as of June 29, 1996, July 1, 1995 and July 2, 1994. The fair value of these instruments was not material to the financial position of the corporation.

SARA LEE CORPORATION AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS
(dollars in millions except per share data)


LONG-TERM DEBT



- --------------------------------------------------------------------------------------------------------------
                                              Interest Rate Range      Maturity      1996      1995      1994
- --------------------------------------------------------------------------------------------------------------

U.S. dollar obligations:
  ESOP debt. . . . . . . . . . . . . . . . .         8.176%                2004    $  295    $  311    $  323
  Notes and debentures . . . . . . . . . . .     4.65-8.75            1997-2016     1,330     1,165       876
  Revenue bonds. . . . . . . . . . . . . . .     3.40-5.60            2002-2024        46        36        23
  Zero coupon notes. . . . . . . . . . . . .   10.00-14.25            2014-2015        15        14        12
  Various other obligations. . . . . . . . .                                            4         7         8
                                                                                    --------------------------
                                                                                    1,690     1,533     1,242
                                                                                    --------------------------
Foreign currency obligations:
  Swiss franc. . . . . . . . . . . . . . . .                                           --       111        96
  Dutch guilder. . . . . . . . . . . . . . .     6.00-6.50                 1998       235       259       123
  Various other obligations. . . . . . . . .                                           52       135       117
                                                                                    --------------------------
                                                                                      287       505       336
                                                                                    --------------------------
Total long-term debt . . . . . . . . . . . .                                        1,977     2,038     1,578
Less current maturities. . . . . . . . . . .                                          135       221        82
                                                                                    --------------------------
                                                                                   $1,842    $1,817    $1,496
- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------

     The ESOP debt is guaranteed by the corporation.

    The zero coupon notes are net of unamortized discounts of $109 in 1996, $110 in 1995 and $112 in 1994. Principal payments of $19 and $105 are due in 2014 and 2015, respectively.
    Payments required on long-term debt during the years ending in 1997 through 2001 are $135, $285, $209, $232 and $273, respectively.
    The corporation made cash interest payments of $236, $236 and $203 in 1996, 1995 and 1994, respectively.
    Rental expense under operating leases amounted to approximately $222 in 1996 and 1995 and $207 in 1994. Future minimum annual fixed rentals required during the years ending in 1997 through 2001 under noncancelable operating leases having an original term of more than one year are $119, $97, $81, $69 and $62, respectively. The aggregate obligation subsequent to 2001 is $133.
    The corporation is contingently liable for long-term leases on properties operated by others. The minimum annual rentals under these leases average approximately $5 for the years ending in 1997-2001 and $2 in 2002-2006. Amounts thereafter are not material.

CREDIT FACILITIES

The corporation has numerous credit facilities available, including revolving credit agreements totaling $1,635 that had an annual fee of 0.06% as of June 29, 1996. These agreements support commercial paper borrowings. Selected data on the corporation's short-term obligations follow:

- --------------------------------------------------------------------------------
                                                       1996     1995     1994
- --------------------------------------------------------------------------------
Maximum period-end borrowings. . . . . . . . . .     $1,709   $2,300   $1,998
Average borrowings during the year . . . . . . .      1,532    1,969    1,833
Weighted average interest rate during the year .        6.1%     6.6%     4.2%
Weighted average interest rate at year-end . . .        6.6      6.9      5.0
- --------------------------------------------------------------------------------

CONTINGENCIES

The corporation is a party to several pending legal proceedings and claims, and environmental actions by governmental agencies. Although the outcome of such items cannot be determined with certainty, the corporation's general counsel and management are of the opinion that the final outcome should not have a material effect on the corporation's results of operations or financial position.

                                         SARA LEE CORPORATION AND SUBSIDIARIES

RESTRUCTURING PROVISION
The composition of the corporation's restructuring reserves is as follows:



- ------------------------------------------------------------------------------------------------------------------------------------

                                                               Writedown of   Recognition of
                                                               Property and      Curtailment
                                                                Investments         Loss and                           Restructuring
                                                    Original         to Net          Special                 Foreign        Reserves
                                               Restructuring     Realizable      Termination        Cash    Exchange           as of
                                                     Reserve          Value         Benefits    Payments     Impacts   June 29, 1996
- ------------------------------------------------------------------------------------------------------------------------------------
Anticipated losses associated with disposal of land,
     buildings and improvements, and machinery
     and equipment . . . . . . . . . . . . . . .       $289          $(289)        $  --         $   --       $ --            $ --
Anticipated expenditures to close and dispose of
     idle facilities-includes $33 of noncancelable
     lease obligations . . . . . . . . . . . . .        112             --            --            (55)        --              57
Anticipated severance benefits . . . . . . . . .        239             --            --           (201)        --              38
Pension benefits associated with severed
     employee group. . . . . . . . . . . . . . .         33             --           (33)            --         --              --
Losses associated with the disposal of
     certain businesses. . . . . . . . . . . . .         59            (15)           --            (44)        --              --
- ------------------------------------------------------------------------------------------------------------------------------------
                                                        732           (304)          (33)          (300)        --              95
Foreign exchange impacts . . . . . . . . . . . .         --             --            --            --          13              13
- ------------------------------------------------------------------------------------------------------------------------------------
Total restructuring reserves . . . . . . . . . .       $732          $(304)         $(33)         $(300)       $13            $108
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

    In the fourth quarter of 1994, the corporation provided for the cost of restructuring its worldwide operations, which reduced 1994 income before income taxes, net income and net income per common share by $732, $495 and $1.03, respectively. The planned restructuring activities included the closure of 94 manufacturing and distribution facilities and the severance of 9,900 employees.
    As of June 29, 1996, the corporation had closed 91 manufacturing and distribution facilities, terminated 9,422 employees and substantially completed the planned restructuring actions. The remaining restructuring reserves are anticipated to be utilized for the payment of obligations relating to closed facilities and continuing severance benefits due to individuals impacted by the restructuring. These reserves are classified as current liabilities.
    Operating costs were lowered in 1996 and 1995 by $169 and $89, respectively, primarily as a result of lower plant overhead and labor costs. The corporation expects the restructuring plan to generate increasing savings in subsequent years, growing to an annual savings of approximately $250 in 1998. Savings from the planned actions will be used both for business-building initiatives and profit improvement.



RETIREMENT PLANS
The corporation has noncontributory defined benefit plans covering certain of its domestic employees. The benefits under these plans are primarily based on years of service and compensation levels. The plans are funded in conformity with the requirements of applicable government regulations. The plans' assets consist principally of marketable equity securities, corporate and government debt securities and real estate.
    The corporation's foreign subsidiaries have plans for employees consistent with local practices.
    The corporation also sponsors defined contribution pension plans at several of its subsidiaries. Contributions are determined as a percent of each covered employee's salary.
    Certain employees are covered by union-sponsored, collectively bargained, multi-employer pension plans. Contributions are determined in accordance with the provisions of negotiated labor contracts and generally are based on the number of hours worked.
    The annual pension expense for all plans was:


                                            1996          1995           1994
- --------------------------------------------------------------------------------
Defined benefit plans. . . . . . . . . .    $48            $43            $31
Defined contribution plans . . . . . . .      9             11             11
Multi-employer plans . . . . . . . . . .      3              4              4
                                            -----------------------------------
Total pension expense. . . . . . . . . .    $60            $58            $46
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SARA LEE CORPORATION AND SUBSIDIARIES



NOTES TO FINANCIAL STATEMENTS
(dollars in millions except per share data)

    The components of the defined benefit plan expenses were:

- --------------------------------------------------------------------------------
                                        1996           1995           1994
- --------------------------------------------------------------------------------

Benefits earned by employees. . . . .  $  58          $  60          $  52
Interest on projected benefit
  obligations . . . . . . . . . . . .    120            105             92
Actual investment return on plan
  assets. . . . . . . . . . . . . . .   (312)           (47)           (99)
Net amortization and deferral . . . .    182            (75)           (14)
                                       -----------------------------------------
Net pension expense . . . . . . . . .  $  48          $  43          $  31
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
    The increase in the 1995 defined benefit plan expense is primarily attributable to lower asset returns, the strengthening of foreign currencies relative to the U.S. dollar, and benefit increases in certain foreign plans.
    The status of defined benefit plans at the respective year-end was:

- --------------------------------------------------------------------------------
                                        1996           1995           1994
- --------------------------------------------------------------------------------
Fair market value of plan assets. . .  $1,854         $1,592         $1,420
                                       -----------------------------------------
Actuarial present value of benefits
    for services rendered:
    Accumulated benefits based
         on salaries to date:
         Vested . . . . . . . . . . .   1,505          1,281          1,144
         Nonvested. . . . . . . . . .      55             47             38
    Additional benefits based on
         estimated future salary
         levels . . . . . . . . . . .     154            204            217
                                        ----------------------------------------
    Projected benefit obligations . .   1,714          1,532          1,399
                                        ----------------------------------------
Excess of plan assets over
    projected benefit obligations . .     140             60             21
Unamortized net transitional asset. .     (12)           (17)           (26)
Unrecognized net gain . . . . . . . .     (24)            (3)            (8)
Unrecognized prior service cost . . .      66             81             88
                                        ----------------------------------------
Prepaid pension asset recognized
    on the Consolidated
    Balance Sheets. . . . . . . . . .  $  170         $  121         $   75

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
    Weighted average rates used in determining net pension expense and related obligations for defined benefit plans were:

- --------------------------------------------------------------------------------
                                         1996           1995           1994
- --------------------------------------------------------------------------------
Discount rate . . . . . . . . . . . . .   7.3%           7.5%           7.5%
Rate of compensation increase . . . . .   4.7            5.2            5.2
Long-term rate of return on plan
  assets. . . . . . . . . . . . . . . .   8.3            8.3            8.3
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
    The corporation adopted Statement of Financial Accounting Standards No.
106, "Employers' Accounting for Postretirement Benefits Other than Pensions"
(SFAS 106), for its domestic retiree benefit plans in 1994 and for retiree benefit plans outside the United States in 1996. Under SFAS 106, the corporation accrues the estimated cost of retiree health care and life insurance benefits during the employees' active service periods. The corporation's previous method of accounting for postretirement benefits other than pensions was similar to that required by SFAS 106, and the accumulated benefit obligation for these plans was accrued prior to the required adoption of SFAS 106. The accumulated benefit obligation for retiree benefit plans outside the United States was $24 as of June 29, 1996.
    The corporation provides health care and life insurance benefits to certain retired employees, their covered dependents and beneficiaries. Generally, employees who have attained age 55 and who have rendered 10 years of service are eligible for these postretirement benefits. Certain retirees are required to contribute to plans in order to maintain coverage. The components of the expense for these plans were:

- --------------------------------------------------------------------------------
                                            1996           1995           1994
- --------------------------------------------------------------------------------
Benefits earned by employees . . . . . . .  $  5           $  5           $  4
Interest on projected benefit
   obligations . . . . . . . . . . . . . .    13             11             11
Net amortization and deferral. . . . . . .     1             --             --
                                             ----------------------------------
Net postretirement benefit expense . . . .  $ 19           $ 16           $ 15
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
    The status of postretirement benefit plans at the respective year-end was:


- --------------------------------------------------------------------------------
                                            1996           1995           1994
- --------------------------------------------------------------------------------
Actuarial present value of benefits
    for services rendered:
    Retirees . . . . . . . . . . . . . . .  $101           $ 90           $ 87
    Fully eligible active participants . .    16             15             19
    Other active participants. . . . . . .    56             43             48
                                             ----------------------------------
Accumulated postretirement benefit
    obligations. . . . . . . . . . . . . .   173            148            154
Fair market value of plan assets . . . . .     2              2              2
                                             ----------------------------------
Accumulated postretirement benefit
    obligations in excess of plan assets .   171            146            152
Unrecognized net transitional asset. . . .    --             14             15
Unrecognized net gain (loss) . . . . . . .    17             14             (4)
Unrecognized prior service cost. . . . . .    --             (1)            (1)
                                             ----------------------------------
Postretirement benefit obligations
    recognized on Consolidated Balance
      Sheets . . . . . . . . . . . . . . .  $188           $173           $162
                                             ----------------------------------
Discount rate  . . . . . . . . . . . . . .   7.2%           7.7%           7.7%
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
    The assumed health care cost trend rate was 13% for 1996, decreasing to 7% by the year 2002 and remaining at that level thereafter. These trend rates reflect the corporation's prior experience and management's expectation that future rates will decline. Increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation as of June 29, 1996 by 10% and the postretirement benefit expense for 1996 by 12%.

                                         SARA LEE CORPORATION AND SUBSIDIARIES

INCOME TAXES Effective July 4, 1993, the corporation adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS
109). The cumulative effect as of July 4, 1993 of adopting SFAS 109 was a one-time charge of $35, or $.07 per share, primarily due to adjusting deferred taxes from historical to current rates. Financial statements for years prior to 1994 have not been restated to reflect the adoption of this standard.

    The provisions for income taxes computed by applying the U.S. statutory rate to income before taxes as reconciled to the actual provisions were:




- ------------------------------------------------------------------------------------------------------
                                                 1996                1995                1994
- ------------------------------------------------------------------------------------------------------
                                            Amount    Percent   Amount    Percent   Amount    Percent
                                            ---------------------------------------------------------
Income before provision for income taxes
 United States. . . . . . . . . . . . . .     $638      46.3%     $648      53.1%     $218      56.0%
 Foreign. . . . . . . . . . . . . . . . .      740      53.7       571      46.9       171      44.0
                                            ---------------------------------------------------------
                                            $1,378     100.0%   $1,219     100.0%     $389     100.0%
                                            ---------------------------------------------------------
                                            ---------------------------------------------------------
Taxes at U.S. statutory rates . . . . . .     $482      35.0%     $427      35.0%     $136      35.0%
State taxes, net of federal benefit . . .       15       1.1        16       1.3        24       6.2
Difference between U.S. and
   foreign rates. . . . . . . . . . . . .      (68)     (5.0)      (67)     (5.5)      (34)     (8.8)
Nondeductible amortization. . . . . . . .       54       3.9        50       4.1        46      11.7
Other, net. . . . . . . . . . . . . . . .      (21)     (1.5)      (11)     (0.8)      (17)     (4.2)
                                            ---------------------------------------------------------
Taxes at effective worldwide tax rates        $462      33.5%     $415      34.1%     $155      39.9%
- ------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------
Current and deferred tax provisions were:

- ------------------------------------------------------------------------------------------------------
                                                  1996                1995               1994
- ------------------------------------------------------------------------------------------------------
                                            Current  Deferred   Current  Deferred  Current  Deferred
                                            ----------------------------------------------------------
United States. . . . . . . . . . . . .       $166       $25      $154       $39      $200    $ (144)
Foreign. . . . . . . . . . . . . . . .        237        10       150        47       143       (61)
State. . . . . . . . . . . . . . . . .         28        (4)       23         2        34       (17)
                                            ----------------------------------------------------------
                                             $431       $31      $327       $88      $377    $ (222)
- ------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------




     Following are the components of the deferred tax provisions occurring as a result of transactions being reported in different years for financial and tax reporting:

- --------------------------------------------------------------------------------
                                                    1996       1995      1994
- --------------------------------------------------------------------------------
Depreciation . . . . . . . . . . . . .                $22       $31       $22
Inventory valuation methods. . . . . .                (35)       (4)        2
Restructuring reserves . . . . . . . .                 77        64      (230)
Other, net . . . . . . . . . . . . . .                (33)       (3)      (16)
                                                     -------------------------
                                                      $31       $88     $(222)
                                                     =========================
Cash payments for income taxes . . . .               $224      $279      $295
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


The deferred tax (assets) liabilities at the respective year-end were as follows:

- --------------------------------------------------------------------------------
                                                     1996      1995      1994
- --------------------------------------------------------------------------------
Deferred tax (assets):
  Restructuring reserves . . . . . . .              $ (89)    $(166)    $(230)
  Reserves not deductible until paid .               (253)     (213)     (243)
  Pension, postretirement and
    other employee benefits. . . . . .                (35)       (8)       (4)
  Net operating loss and
    other tax carryforwards. . . . . .                 (2)       (3)      (15)
Deferred tax liabilities:
  Property, plant and equipment. . . .                298       265       230
  Other. . . . . . . . . . . . . . . .                 --        13        62
                                                   --------------------------
Net deferred tax (assets). . . . . . .              $ (81)    $(112)    $(200)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SARA LEE CORPORATION AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS
(dollars in millions except per share data)


INDUSTRY SEGMENT INFORMATION



- --------------------------------------------------------------------------------------------------------------------------------
                                            Packaged Meats  Coffee and Household and Personal
                                                and Bakery     Grocery   Body Care   Products  Corporate  Inter-segment   Total
- --------------------------------------------------------------------------------------------------------------------------------
1996
Sales(1) . . . . . . . . . . . . . . . . . .       $6,530      $2,896     $1,837      $7,370      $  --     $ (9)       $18,624
Pretax income. . . . . . . . . . . . . . . .          422         428        214         729       (415)(2)   --          1,378
Assets . . . . . . . . . . . . . . . . . . .        2,045       2,033      1,571       6,635        318 (3)   --         12,602
Depreciation and amortization. . . . . . . .          135          86         78         312         23       --            634
Capital expenditures . . . . . . . . . . . .          152          78         37         271          4       --            542
- --------------------------------------------------------------------------------------------------------------------------------
1995
Sales(1) . . . . . . . . . . . . . . . . . .       $6,110      $2,777     $1,691      $7,151      $  --    $ (10)       $17,719
Pretax income. . . . . . . . . . . . . . . .          383         374        181         658       (377)(2)   --          1,219
Assets . . . . . . . . . . . . . . . . . . .        2,062       1,986      1,391       6,686        306 (3)   --         12,431
Depreciation and amortization. . . . . . . .          129          82         79         294         22       --            606
Capital expenditures . . . . . . . . . . . .          116          66         35         262          1       --            480
- --------------------------------------------------------------------------------------------------------------------------------
1994
Sales(1) . . . . . . . . . . . . . . . . . .       $5,472      $2,090     $1,530      $6,449      $  --    $  (5)       $15,536
Pretax income (loss)(4). . . . . . . . . . .          318         274        111         (71)      (243)(2)   --            389
Assets . . . . . . . . . . . . . . . . . . .        1,662       1,776      1,335       6,535        357 (3)   --         11,665
Depreciation and amortization. . . . . . . .          108          74         71         289         26       --            568
Capital expenditures . . . . . . . . . . . .          108          69         41         408          2       --            628
- --------------------------------------------------------------------------------------------------------------------------------




(1) Includes sales between segments. Such sales are at transfer prices that are equivalent to market value.
(2) Includes net interest expense of $173 in 1996, $185 in 1995 and $145 in 1994 incurred primarily in the United States to finance and support consolidated operations.
(3) Principally cash and equivalents, certain fixed assets and certain other noncurrent assets.
(4) Includes provisions for restructuring reported in the 1994 Consolidated Statement of Income, as follows: Packaged Meats and Bakery $22; Coffee and Grocery $25; Household and Body Care $55; and Personal Products $630.

    Industry segment sales and operating income applicable to businesses sold prior to June 29, 1996 were not material.

                                          SARA LEE CORPORATION AND SUBSIDIARIES

GEOGRAPHIC AREA INFORMATION


                                                             Asia-
                                                Western/    Pacific/
                                                Central      Latin
                               United States    Europe      America      Other    Corporate    Inter-area   Total
- ----------------------------------------------------------------------------------------------------------------------------

1996
Sales (1) . . . . . . . . .    $11,252           $5,834     $1,141       $412     $ --         $(15)        $18,624
Pretax income . . . . . . .        980              671        116         26      (415)(2)      --           1,378
Assets (3). . . . . . . . .      5,824            4,945      1,157        358       318 (4)      --          12,602
- ----------------------------------------------------------------------------------------------------------------------------
1995
Sales (1) . . . . . . . . .    $10,659           $5,484     $1,160       $439     $ --         $(23)        $17,719
Pretax income . . . . . . .        880              564        101         51      (377)(2)      --           1,219
Assets (3). . . . . . . . .      5,729            5,038        999        359       306 (4)      --          12,431
- ----------------------------------------------------------------------------------------------------------------------------
1994
Sales (1) . . . . . . . . .    $ 9,782           $4,433     $1,006       $348     $ --         $(33)        $15,536
Pretax income (5) . . . . .        330              193         65         44      (243)(2)      --             389
Assets (3). . . . . . . . .      5,558            4,459        984        307       357 (4)      --          11,665
- ----------------------------------------------------------------------------------------------------------------------------


(1) Includes sales between geographic areas. Such sales are at transfer prices that are equivalent to market value.

(2) Includes net interest expense of $173 in 1996, $185 in 1995 and $145 in 1994 incurred primarily in the United States to finance and support consolidated operations.

(3) The tangible net assets of foreign operations included in the accompanying Consolidated Balance Sheets were $1,123 at June 29, 1996, $892 at July 1, 1995 and $594 at July 2, 1994.

(4) Principally cash and equivalents, certain fixed assets and certain other noncurrent assets.

(5) Includes provisions for restructuring reported in the 1994 Consolidated Statement of Income, as follows: United States $483; Western/Central Europe $200; Asia-Pacific/Latin America $42; and Other $7.


QUARTERLY FINANCIAL DATA (UNAUDITED)

- ----------------------------------------------------------------------------------
                                                           Quarter
                                            --------------------------------------
                                            First     Second     Third      Fourth
- ----------------------------------------------------------------------------------
1996
Net sales . . . . . . . . . . . . . . .     $4,656    $4,898     $4,443     $4,627
Gross profit. . . . . . . . . . . . . .      1,725     1,878      1,719      1,832
Net income. . . . . . . . . . . . . . .        186       283        188        259
Per common share -- Net income  . . . .        .37       .57        .37        .52
              Cash dividends declared .        .17       .19        .19        .19
                  Market price -- high.      30.38     33.75      35.50      33.88
                               -- low .      26.88     28.88      29.88      30.25
- ----------------------------------------------------------------------------------
1995
Net sales . . . . . . . . . . . . . . .     $4,290    $4,648     $4,193     $4,588
Gross profit. . . . . . . . . . . . . .      1,618     1,764      1,565      1,749
Net income. . . . . . . . . . . . . . .        165       252        166        221
Per common share -- Net income  . . . .        .33       .51        .33        .45
              Cash dividends declared .        .16       .17        .17        .17
                  Market price -- high.      23.38     26.00      27.75      29.00
                               -- low .      19.38     22.38      24.25      26.25
- ----------------------------------------------------------------------------------
1994
Net sales . . . . . . . . . . . . . . .     $3,796    $4,010     $3,664     $4,066
Gross profit. . . . . . . . . . . . . .      1,412     1,533      1,388      1,503
Net income (loss) . . . . . . . . . . .        120(1)    236        152       (309)(2)
Per common share -- Net income (loss) .        .24(1)    .48        .30       (.65)(2)
              Cash dividends declared .       .145       .16        .16        .16
                 Market price -- high .      26.63     28.25      26.00      23.75
                              -- low. .      21.00     23.38      21.00      20.13
- ----------------------------------------------------------------------------------

(1) Includes cumulative effect of accounting change of $35, or $.07 per share.

(2) Includes provision for restructuring of $495, or $1.03 per share.